Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT

FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of October 15, 2013, among KCG HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below), the Lenders (as defined in the Credit Agreement referred to below) party hereto and JEFFERIES FINANCE LLC, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Collateral Agent and the other parties thereto are parties to that certain Credit Agreement, dated as of July 1, 2013 (the “Credit Agreement”); and

WHEREAS, the Borrower and each Lender party hereto desire to amend the Credit Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

I.	Amendments to Credit Agreement.

A. Schedule 1.1 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Cash Collateral Prepayment Date” shall mean the date that is the first Business Day after the 60th day after the First Amendment Effective Date.

“First Amendment Effective Date” shall have the meaning set forth in the First Amendment to Credit Agreement.

“First Amendment to Credit Agreement” shall mean the First Amendment and Consent to Credit Agreement, dated as of October 15, 2013, among the Borrower, the Guarantors, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

B. Section 2.10(g)(i) of the Credit Agreement is hereby amended by moving the proviso appearing at the end of the first sentence thereof to the end of the second sentence thereof.

C. Section 2.10(g)(i) of the Credit Agreement is hereby further amended by (i) inserting “and (i)” immediately following the text “Sections 2.10 (c)-(f)” contained in the third sentence thereof and (ii) inserting “and any repayment pursuant to Section 2.10(i)” immediately following the text “provided, however, the Net Cash Proceeds from an Asset Sale” contained in the third sentence thereof.

D. Section 2.10(g)(iii) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing provisions of this clause (g)(iii), in the event that the Borrower elects to optionally prepay outstanding Term Loans pursuant to Section 2.10(a) prior to the Cash Collateral Prepayment Date with funds on deposit in the Cash Collateral Account, the written notice otherwise required above in this clause (g)(iii) shall be given to the Administrative Agent and the Collateral Agent, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, which notice also shall expressly authorize the Administrative Agent and the Collateral Agent to request a withdrawal of funds from the Cash Collateral Account to be applied to such optional prepayment.”

E. Section 2.10 of the Credit Agreement is hereby further amended by inserting the following new clause (i) immediately following clause (h) thereof:

“(i) Cash Collateral Account. To the extent that there are any cash or Cash Equivalents on deposit in (or credited to) the Cash Collateral Account at the open of business on the Cash Collateral Prepayment Date (calculated after giving effect to any cash settlement, purchase, redemption or repayment of any 2015 Convertible Notes on such date), the Borrower shall apply all such cash and Cash Equivalents on such date to make prepayments in accordance with Section 2.10(g).”

F. Clause (ii)(y) of Section 6.11(a) of the Credit Agreement is hereby amended by inserting (a) “(i) on or prior to the Cash Collateral Prepayment Date,” immediately following the text “the Borrower may” contained therein and (b) “and (ii) thereafter, purchase, redeem or repay outstanding 2015 Convertible Notes” immediately following the text “Cash Collateral Agreement” contained therein.

II.	Consent.

A. By its execution hereof, each Loan Party and each Lender party hereto hereby consents and agrees that the Collateral Agent and the other parties thereto may enter into any amendments or supplements to the Cash Collateral Agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent and without the need to obtain any further consent of any Lender, to provide for (i) the release of the cash and Cash Equivalents deposited in (or credited to) the Cash Collateral Account to prepay the Loans on the Cash Collateral Prepayment Date in accordance with Section 2.10(i) of the Credit Agreement provided above and (ii) the ability of the Borrower to request a withdrawal of funds from the Cash Collateral Account prior to the Cash Collateral Prepayment Date to effect an optional prepayment of outstanding Term Loans pursuant to Sections 2.10(a) and 2.10(g) of the Credit Agreement.

B. By its execution hereof, each Lender party hereto hereby consents to the amendment and modification of the Second Lien Notes Documents (the “Second Lien Notes Documents Amendment”) in form and substance reasonably satisfactory to the Administrative Agent to provide for amendments, modifications and consents to the Second Lien Notes Documents corresponding to the amendments and consents contained in Sections I and II hereof.

III.	Miscellaneous Provisions.

A. In order to induce the undersigned Lenders to enter into this First Amendment, the Borrower and each Guarantor hereby represents and warrants that:

1. No Default or Event of Default has occurred and is continuing on the date hereof or will have occurred and be continuing as of the First Amendment Effective Date (as hereinafter defined), both immediately before and immediately after giving effect to the First Amendment.

2. All of the representations and warranties of each Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, with respect to any representation or warranty that is qualified as to “materiality; or Material Adverse Effect” or similar language, in all respects) on the date hereof and will be true and correct in all material respects (or, with respect to any representation or warranty that is qualified as to “materiality; or Material Adverse Effect” or similar language, in all respects) on the First Amendment Effective Date, both immediately before and immediately after giving effect to the First Amendment, as though made on and as of the First Amendment Effective Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (or, with respect to any representation or warranty that is qualified as to “materiality; or Material Adverse Effect” or similar language, in all respects) as of such earlier date).

3. This First Amendment has been duly authorized by all necessary corporate or other organizational action on the part of each Loan Party. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this First Amendment. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority, FINRA or any other person is required in connection with the execution, delivery, performance, validity or enforceability of this First Amendment, except consents, authorizations, filings and notices have been obtained or made and are in full force and effect. This First Amendment has been duly executed and delivered on behalf of each Loan Party. This First Amendment upon execution will constitute, a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4. As to each Loan Party, the execution, delivery and performance of this First Amendment do not violate any Legal Requirement or any material Contractual Obligation of any Company.

B. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

C. This First Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment. A complete set of counterparts of this First Amendment shall be lodged with the Borrower and the Administrative Agent.

D. THE VALIDITY OF THIS FIRST AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES THAT REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

E. This First Amendment shall become effective on the date (“First Amendment Effective Date”) when:

1. the Borrower, each Guarantor, the Administrative Agent, the Collateral Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of electronic transmission) the same to the Administrative Agent, c/o White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (e-mail address: KCGHoldings@whitecase.com);

2. all fees and expenses required to be paid to the Administrative Agent and its Affiliates on the First Amendment Effective Date (including legal fees and expenses) shall have been paid;

3. the Second Lien Notes Documents Amendment shall have become effective in accordance with its terms; and

4. the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that (i) the representations and warranties made by the Loan Parties in this Section III are true and correct on the First Amendment Effective Date and (ii) the conditions in this Section III. E. have been satisfied.

F. Each Guarantor listed on the signatures pages hereof has read this First Amendment and consents to the terms hereof and hereby acknowledges and agrees that any Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid, binding, and enforceable in accordance with its terms, and shall not be impaired or limited by the execution or effectiveness of this First Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future waiver of the terms of the Credit Agreement.

G. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the First Amendment Effective Date. This First Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

KCG HOLDINGS, INC., as the Borrower

By:	/s/ Daniel Coleman
Name:	Daniel Coleman
Title:	Chief Executive Officer

[Signature Page to KCG Credit Agreement First Amendment and Consent]

JEFFERIES FINANCE LLC, as the Administrative Agent and as the Collateral Agent

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

[Signature Page to KCG Credit Agreement First Amendment and Consent]

GUARANTORS:

BLINK TRADING LLC

By:	/s/ John McCarthy
Name: John McCarthy
Title: Manager

GETCO HOLDING COMPANY, LLC

By:	/s/ John McCarthy
Name: John McCarthy
Title: General Counsel and Secretary

GETCO TRADING, LLC

By:	/s/ Alex Sadowski
Name: Alex Sadowski
Title: Manager

GLOBAL COLOCATION SERVICES LLC

By:	/s/ John McCarthy
Name: John McCarthy, GETCO Holding Company, LLC, its Sole Member
Title: General Counsel and Secretary

HOTSPOT FX HOLDINGS, INC.

By:	/s/ Andrew M. Greenstein
Name: Andrew M. Greenstein
Title: Managing Director, Deputy General Counsel & Secretary

[Signature Page to KCG Credit Agreement First Amendment and Consent]

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Daniel Coleman
Name: Daniel Coleman
Title: Chief Executive Officer

KNIGHT CAPITAL HOLDINGS LLC

By:	/s/ Andrew M. Greenstein
Name: Andrew M. Greenstein
Title: Managing Director, Deputy General Counsel & Assistant Secretary

KNIGHT FIXED INCOME HOLDINGS LLC

By:	/s/ Andrew M. Greenstein
Name: Andrew M. Greenstein
Title: Managing Director, Deputy General Counsel & Assistant Secretary

KCG HOTSPOT FX LLC

By:	/s/ Andrew M. Greenstein
Name: Andrew M. Greenstein
Title: Managing Director, Deputy General Counsel & Assistant Secretary

KNIGHT LIBERTAS HOLDINGS LLC

By:	/s/ Andrew M. Greenstein
Name: Andrew M. Greenstein
Title: Managing Director, Deputy General Counsel & Assistant Secretary

[Signature Page to KCG Credit Agreement First Amendment and Consent]

KNIGHT QUANTITATIVE TRADING LLC

By:	/s/ Andrew M. Greenstein
Name: Andrew M. Greenstein
Title: Managing Director, Deputy General Counsel & Assistant Secretary

[Signature Page to KCG Credit Agreement First Amendment and Consent]

REQUIRED LENDERS:

By:	/s/ Authorized Signatory
Name: Authorized Signatory
Title: Authorized Signatory

[Signature Page to KCG Credit Agreement First Amendment and Consent]